Exhibit 10.21
                 THIRD AMENDMENT TO ASSET ACQUISITION AGREEMENT

     This THIRD AMENDMENT TO ASSET ACQUISITION AGREEMENT (this "Second Amendment"), dated as of February 28, 2005, is by and among Southwest Airlines Co., a Texas corporation ("Southwest"), and ATA Holdings Corp., an Indiana corporation ("Holdings") and its wholly-owned subsidiary ATA Airlines, Inc., an Indiana corporation ("ATA") (Holdings and ATA as debtors and debtors in possession are collectively referred to as "Sellers" and each individually is referred to as "Seller").

                                 R E C I T A L S

     WHEREAS, Southwest, Holdings and ATA entered into that certain Asset Acquisition Agreement (the "Agreement") as of December 22, 2004, pursuant and subject to the terms and conditions of which, among other things, the Sellers agreed to sell, assign and transfer to Southwest, and Southwest agreed to purchase and acquire from Sellers, certain assets, rights, interests and properties of Sellers as described therein;

     WHEREAS, the Sellers and Southwest are parties to a the First Amendment to Asset Acquisition Agreement dated as of January 31, 2005 (the "First Amendment"), and the Second Amendment to Asset Acquisition Agreement dated as of February 15, 2005 (the "Second Amendment") pursuant to which the parties agreed to extend the expiration date for the assignment of the Midway Hangar and the Midway Hangar Property;

     WHEREAS, the Sellers and Southwest desire to further extend the expiration date for the assignment of the Midway Hangar and Midway Hangar Property to March 15, 2005.

                               A G R E E M E N T S

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

          1. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Agreement.

          2. Amendment to Agreement. The Agreement is amended by deleting the current version of Section 12.3(b)(iii) in its entirety and substituting the following version in lieu thereof:

               (iii) if the Closing shall not have occurred on or before March 15, 2005.

     3. Continued Force and Effect. The Agreement, as amended by the First Amendment, the Second Amendment, and this Third Amendment, and each and every provision, covenant, representation, warranty, condition and right contained therein, as amended by this Third Amendment, is hereby ratified and affirmed as of the date hereof, and shall continue in full force and effect.

     4. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     4. Governing Law. This Third Amendment and the legal relations among the parties hereto shall be governed by and construed in accordance with the rules and substantive Laws of the State of New York, without regard to conflicts of law provisions thereof.



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     IN WITNESS WHEREOF, this Third Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                    SELLERS:
                                    ATA HOLDINGS CORP.

                                    By:      /s/ Gilbert F. Viets
                                    Name:    Gilbert F. Viets
                                    Title:   Executive Vice President
                                             Chief Financial Officer

                                    ATA AIRLINES, INC.
..
                                    By:      /s/ Gilbert F. Viets
                                    Name:    Gilbert F. Viets
                                    Title:   Executive Vice President
                                             Chief Financial Officer


                                    SOUTHWEST:

                                    SOUTHWEST AIRLINES CO.
                                    By:      /s/ Laura Wright
                                    Name:    Laura Wright
                                    Title:   Sr. Vice President and Chief
                                             Financial Officer

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